Exhibit 10 Registration Rights Agreement granted to USURF Communications, Inc., a Colorado corporation dated May 26, 2004


                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is entered into as of May 26, 2004, by and between (the "Company"), and USURF Communications, Inc., a Colorado corporation ("USURF").

     WHEREAS, in connection with the issuance and sale of 4,000,000 shares of the Company's common stock (the "Shares") to USURF, the Company desires to provide USURF and the Holders (as defined below) certain rights with respect to the Shares as an inducement to USURF to purchase the Shares;

     NOW, THEREFORE, in consideration of the mutual agreements, covenants and conditions contained herein, the Company and USURF hereby agree as follows.

                                   Article X.
                            RESTRICTIONS ON TRANSFER

       10.1 Restrictive Legend. Each certificate representing (i) the Shares and (ii) any other securities issued in respect of the Shares upon conversion of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.2 below) be stamped or otherwise imprinted with a legend in substantially the form specified in the Asset Purchase Agreement between the parties dated as of April 15, 2004.

     USURF agrees that the Company shall make notation on its records and give appropriate instructions to any transfer agent of the Shares in order to implement the restrictions on transfer established in this Section 1. Such legend shall be removed by the Company from any certificate upon request at such time as the Holder of the shares represented by the certificate satisfies the requirements of Rule 144(k) under the Securities Act of 1933, as amended (the "Act"), provided that Rule 144(k) as then in effect does not differ substantially from Rule 144(k) as in effect as of the date of this Agreement, and provided further that the Company has received from the Holder a written representation that (i) such Holder is not an affiliate of the Company and has not been an affiliate during the preceding three months, (ii) such Holder has beneficially owned the shares represented by the certificate for a period of at least two years, (iii) such Holder otherwise satisfies the requirements of Rule 144(k) as then in effect with respect to such shares, and (iv) such Holder will submit the certificate for any such shares to the Company for reapplication of the legend at such time as the holder becomes an affiliate of the Company or otherwise ceases to satisfy the requirements of Rule 144(k) as then in effect.

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       10.2   Notice of  Proposed  Transfers.  The  Holder  of each  certificate representing Registrable Securities (as defined below) by acceptance thereof agrees to comply in all respects with the provisions of this Section 1.2. Prior to any proposed sale, assignment, transfer or pledge of any Registrable Securities, unless there is in effect a registration statement under the Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such Holder's expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Registrable Securities may be effected without registration under the Act, or (ii) a "no action" letter from the SEC to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Securities and Exchange Commission (the "SEC") that action be taken with respect thereto, whereupon the holder of such Registrable Securities shall be entitled to transfer such Registrable Securities in accordance with the terms of the notice delivered by the Holder to the Company. The Company will not require such a legal opinion or "no action" letter (a) in any transaction in compliance with Rule 144, or (b) in any transaction in which a Holder that is a partnership, limited liability company or corporation distributes Shares after six months after the purchase of such securities hereunder solely to partners, members or shareholders (as the case may be) thereof for no consideration, provided that each transferee agrees in writing to be subject to the terms of this Section 1.2. Each certificate evidencing the Registrable Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section
1.1 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provisions of the Act.

                                   Article XI
                               REGISTRATION RIGHTS

     The Company hereby grants to each of the Holders the registration rights set forth in this Section 2, with respect to the Registrable Securities (as defined below) owned by such Holders. The Company and the Holders agree that the registration rights provided herein set forth the sole and entire agreement, and supersede any prior agreement, between the Company and the Holders with respect to registration rights for the Company's securities.

       11.1   Certain Definitions. As used in this Agreement:

              (a) The terms "register," "registered" and "registration" refer to a registration effected by filing with the SEC a registration statement (the "Registration Statement") in compliance with the Act, and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

              (b)    The term  "Registrable  Securities"  means (i) the  Shares,
(ii) any securities of the Company issued or issuable as a dividend or other distribution with respect to, or in exchange or in replacement of, the Shares or any other Registrable Securities; provided, however, that Shares or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, and (C) the registration rights associated with such securities have not been terminated pursuant to Section 2.15 hereof.


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              (c)    The term  "Holders"  means  USURF  and any  transferee  who acquires Registrable Securities in accordance with Section 2.8 hereof for so long as USURF or such transferee, as the case may be, holds Registrable Securities.

       11.2 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its diligent efforts to:

              (a) Make and keep current public information available within the meaning of Rule 144 under the Act or any similar or analogous rule promulgated under the Act;

              (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Act and 1934 Act; and

              (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements which are relevant to compliance with Rule 144 (at any time commencing 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

       11.3 Amendment of Registration Rights. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least a majority of the Registrable Securities then outstanding and not registered. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder, each future Holder of Registrable Securities and the Company.

                                  Article XII.
                                  MISCELLANEOUS

       12.1 Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of Colorado as applied to agreements among Delaware residents made and to be performed entirely within the State of Colorado.

       12.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

       12.3 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

       Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or upon confirmed delivery by facsimile or telecopy, or on the fifth day (or the tenth day if to a party with an address outside of the United

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States)  following  mailing by  registered  or certified  mail,  return  receipt requested, postage prepaid, addressed: (a) if to a Holder, at such Holder's address as the Company maintains for the Holder in its stock transfer records, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to the Company, at 1954 1st Avenue, Suite 169, Highland Park, Il 60035, or at such other address as the Company shall have furnished to the Holders in writing.

       12.4 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

       12.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed and delivered by the parties as of the date first above written.


                                          ZKID NETWORK, INC.


                                          By:___________________________________

                                          Name:_________________________________

                                          Title:________________________________




                                          USURF COMMUNICATIONS, INC.


                                          By:___________________________________

                                          Name:_________________________________

                                          Title:________________________________







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